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                   CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the incorporation by reference in the Statement of Additional Information of the Seasons Select II Variable Annuity, which constitutes part of this Registration Statement on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company, of our report dated March 29, 2004, relating to the financial statements of AIG SunAmerica Life Assurance Company, and our report dated June 24, 2004, relating to the financial statements of Variable Annuity Account Five. We also consent to the incorporation by reference of these reports into the Seasons Select II Variable Annuity Prospectus, which is included in this Registration Statement. We also consent to the reference to us under the heading "Independent Registered Public Accounting Firm" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


        PricewaterhouseCoopers LLP
        Los Angeles, California
        January 21, 2005